BERGER IPT - 100 FUND

              SUPPLEMENT DATED MAY 10, 1999
                         to
              PROSPECTUS DATED MAY 1, 1999


     Berger Associates Vice Presidents Tino R. Sellitto and John B. Jares have been appointed co-investment managers of the Berger IPT - 100 Fund, succeeding former manager Patrick S. Adams. The Investment Manager table on page 18 of the Prospectus is amended accordingly.



                 BERGER IPT - 100 FUND
         BERGER IPT - SMALL COMPANY GROWTH FUND
          BERGER/BIAM IPT - INTERNATIONAL FUND
          BERGER IPT - GROWTH AND INCOME FUND


              SUPPLEMENT DATED MAY 10, 1999
                         to
          STATEMENT OF ADDITIONAL INFORMATION
                   DATED MAY 1, 1999


     Tino R. Sellitto and John B. Jares have been appointed co-investment managers of the Berger 100 IPT -
Fund, succeeding former manager Patrick S. Adams.

     Effective immediately, Jack R. Thompson has succeeded Gerard M. Lavin as the senior officer responsible for day-to-day management of Berger
Associates, Inc., investment advisor and/or administrator to all the Funds that are part of the Berger Institutional Products Trust. Effective November
1999, Mr. Thompson will assume the title President and Chief Executive Officer of Berger Associates, Inc.

     The biographical information appearing under the heading "3. Management of the Funds" for each of the individuals referenced above is amended accordingly.